John Hancock Investment Trust II Supplement dated August 20, 2008 to the current Class A, B and C Shares Prospectus

In the “Sales charge reductions and waivers” section, under “Waivers for certain investors,” the following bullet point has been added:

  individuals rolling over assets held in a John Hancock custodial 403(b) account into a John Hancock custodial IRA account

In the “Sales charge reductions and waivers” section, under “CDSC waivers,” the following bullet point has been added:

  rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock funds as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

Supplement dated August 20, 2008, to the Statement of Additional Information

In the section “INITIAL SALES CHARGE ON CLASS A SHARES,” under “Without Sales Charges.” the following bullet point has been added:

  individuals rolling over assets held in a John Hancock custodial 403(b) account into a John Hancock custodial IRA account.

In the section “Waiver of Contingent Deferred Sales Charge,” under “For Retirement Accounts” the following bullet point has been added:

  rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock funds as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts